Exhibit 99.1

September 19, 2008 Seventh Annual D.A. Davidson Engineering & Construction Conference Engineering Geotechnical Environmental Sustainability Financial Homeland Security Presenters Tom Brisbin, CEO Kimberly Gant, CFO

| 2 Safe Harbor Statement Statements in this presentation that are not purely historical, including statements regarding Willdan Group’s intentions, hopes, beliefs, expectations, representations, projections, estimates, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties including, but not limited to, the risk that the Company will not be able to expand its services or meet the needs of customers in markets in which it operates. It is important to note that the Company’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, a slowdown in the local and regional economies of the states where Willdan conducts business and the loss of or inability to hire additional qualified professionals. The Company’s business could be affected by a number of other factors, including the risk factors listed from time to time in the Company’s SEC reports including, but not limited to, the Form 10-K annual report for the year ended December 28, 2007 filed on March 27, 2008. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. Willdan Group, Inc. disclaims any obligation, and does not undertake to update or revise any forward-looking statements in this presentation.

| 3 Agenda • Who We Are • Business Mix • How We Compete • Seasoned Management Team • Drivers of Demand • 2008 Strategic Priorities • Financial Information • Opportunities for Growth • Key Takeaways • Q&A

| 4 Who We Are • Founded in 1964 • Specialized outsourced solutions for public agencies – Engineering – Financial Services – Homeland Security • Over 800 clients • 600 employees Kanan Road Interchange—Agoura Hills, CA

| 5 Business Mix Cross-Selling Over 150 clients have worked with two or more of our operating divisions Second Quarter 2008 Homeland Security Services 3% Engineering Services 77% Financial Services 20%

| 6 • City Engineering • Building and Safety Services • Structural Engineering • Traffic Engineering • Geotechnical Engineering • Sustainability/Energy Efficiency* • Environmental* • Project /Construction Management* Engineering * = New service offerings

| 7 Financial Services • Financial and Economic Consulting • Special District Formation and Administration • Federal Compliance Services

| 8 Homeland Security • Public Safety and Management Consulting Services • Training • Terrorism and Threat Vulnerability Assessment • Emergency Operations Planning

| 9 How We Compete • Long-standing relationships with agency officials • Strong reputation for specialized expertise and quality services • Broad service offerings; cross-selling • Knowledge of public agency regulation and compliance issues • Ability to provide public agencies with: – Flexibility – Variable labor costs – On-call technical expertise – Outsourced talent to fill key positions or an entire department

| 10 Relationships Drive Our Business • Extensive client base – Over 800 distinct clients – Approximately 2,500 active projects at any given time • Low concentration risk – No client over 2% of contract revenue • Long-term relationships – Local knowledge and relationships drive revenue – Personal relationships are primary referral source • Cross-selling – Over 150 clients have worked with two or more of our operating divisions

| 11 Office Locations = Willdan = Intergy

| 12 Client Locations = Willdan Clients

| 13 Industry Experience Years with Company Win Westfall Chairman of the Board 40+ 10 Tom Brisbin President and Chief Executive Officer 30+ 1 Kimberly Gant Senior Vice President and Chief Financial Officer 20+ 1 Marc Tipermas President of National Programs 30+ 1 Crescent Wells Vice President, Marketing Operations 25+ 1 Seasoned Management Team

| 14 Drivers of Demand • Ongoing terrorism threat • Emergency response training • Management consulting • Decline in skilled labor pool • New GASB requirements • Sustainability/ Energy efficiency • Aging caused by elements • Deferred maintenance and upgrades • Natural disasters • Places additional demands on all government agencies • Management audit Homeland Security Needs Resources and Economics Demands on Infrastructure Population Growth

| 15 2008 Strategic Priorities • Diversify/expand service offerings to provide market-driven opportunities for growth – Sustainability/Energy Efficiency – Environmental – Homeland Security – Construction Management – Financial Services – Management Consulting • Align resources • Unify branding

| 16 Recent Strategic Acquisition • Energy Efficiency • Water Conservation • Sustainability • IT Applications for the Utility Industry

| 17 Engineering • LAWA • OCTA* • City of Moreno Valley* Geotechnical • City of Moreno Valley* Sustainability • Southern California Edison • California Communities Environmental • City of Livermore • Northern California Redevelopment Agency Financial Consulting • City of Sacramento • City of Fort Worth, TX Homeland Security • Public Health Dept. • OCTA* Management Consulting • Time-Warner Existing Client Relationships Recent Significant Wins * = Cross-selling divisions

| 18 Conservative Capital Structure $30.2 $21.2 $3.3 $13.7 $15.0 $16.5 $36.7 $26.3 $9.4 $7.2 $5.2 ($15.3) ($19.0) ($6.8) ($1.2) $4.5 $37.2 $34.5 (30) (15) 0 15 30 45 2003 2004 2005 2006 2007 Jun-08 Working Capital Net Debt Total Capitalization $ in millions

| 19 CAGR 2003–2007 = 9.5% 2008 Revenue Estimate: $72-$75 million $ in millions Organic Revenue $78.3 $78.8 $58.3 $54.5 $67.3 $35.6 0 15 30 45 60 75 90 105 2003 2004 2005 2006 2007 Jun-08

| 20 (a)We define Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, loss (gains) on sales of assets, accrued expenses related to a litigation matter and a one-time stock-based compensation expense, less life insurance proceeds. $ in millions Adjusted EBITDA(a) $4.2 $5.2 $6.0 $7.7 $0.8 $5.4 0 2 4 6 8 10 2003 2004 2005 2006 2007 Jun-08

# Adjusted EBITDA Reconciliation

We define Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, loss (gains) on sales of assets, accrued expenses related to a litigation matter and a one-time stock-based compensation expense, less life insurance proceeds. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to income from operations or net income as an indicator of operating performance or any other GAAP measure. The following is a reconciliation of net income to Adjusted EBITDA for fiscal years 2003 through 2007 and the six-month period ended June 27, 2008 (in thousands):

| | Fiscal Year | | | | | Six Months Ended |
|---|---|---|---|---|---|---|
| | 2003 | 2004 | 2005 | 2006 | 2007 | June 27, 2008 |
| Net income (loss) | $ 2,852 | $ 3,772 | $(1,381) | $ 6,720 | $ 2,144 | $ 61 |
| Interest income | (1) | (2) | (19) | (135) | (649) | (261) |
| Interest expense | 366 | 272 | 630 | 773 | (499) | 2 |
| Income tax provision | 53 | 47 | 17 | 2,021 | 1,543 | 111 |
| Depreciation and amortization | 865 | 1,056 | 1,257 | 1,584 | 1,747 | 834 |
| Loss (gain) on sale of assets | 19 | 18 | 24 | (13) | 28 | 20 |
| Life insurance proceeds | — | — | — | (2,250) | — | — |
| Litigation accrual (reversal) | — | — | 2,686 | (1,049) | 1,049 | — |
| Stock-based compensation expense recorded in anticipation of our IPO | — | — | 2,737 | — | — | — |
| Adjusted EBITDA | $ 4,154 | $ 5,163 | $ 5,951 | $ 7,651 | $ 5,363 | $ 767 |

WILLDAN

| 21

| 22 $ in millions Cash Flow from Operations $2.6 $3.9 $4.6 $6.3 ($0.3) $0.9 (2.0) 0.0 2.0 4.0 6.0 8.0 2003 2004 2005 2006 2007 Jun-08

| 23 Capitalize on increased focus on infrastructure and acceptance of outsourcing Leverage centralized business development: selling more to existing clients Target larger- and longer-term opportunities Enter new geographic markets Pursue strategic mergers and acquisitions Expand service offerings Opportunities for Growth

| 24 Key Takeaways • 40-year history of relationships, reputation and experience • Leader in specialized niche markets • Operational focus: – Diversify service platform – Expand geographic footprint – Cross-sell services • Financial focus: – Top-line growth – Bottom-line profitability – Working capital management – Cash flow from operations – Shareholder value

| 25 Questions and Answers

| 26 Thank You

September 19, 2008 Seventh Annual D.A. Davidson Engineering & Construction Conference Engineering Geotechnical Environmental Sustainability Financial Homeland Security Presenters Tom Brisbin, CEO Kimberly Gant, CFO